SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 2000
                                                        -----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)


                   Nevada                333-72621            88-0396566
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          (State or other jurisdiction  (Commission          (IRS Employer
            of incorporation)           File Number)       Identification No.)

        101 Convention Center Drive, Suite 850, Las Vegas, Nevada       89109
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        (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code (702) 949-0056
                                                         ----------------
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         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

              On December 11, 2000, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, a North Carolina corporation ("OAC") and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee") entered into (a) Amendment No. 1 to the Series 1998-B Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, November 1995 Edition, (b) Amendment No. 1 to the Series 1999-E Pooling and Servicing Agreement, dated as of November 1, 1999, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, (c) Amendment No. 1 to the Series 2000-A Pooling and Servicing Agreement, dated as of March 1, 2000, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition, and (d) Amendment No. 1 to the Series 2000-B Pooling and Servicing Agreement, dated as of June 1, 2000, by and among the Registrant, OAC and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement, May 1999 Edition.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibits

      4.1 Amendment No. 1 to Series 1998-C Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      4.2 Amendment No. 1 to Series 1999-E Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.


      4.3 Amendment No. 1 to Series 2000-A Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      4.4 Amendment No. 1 to Series 2000-B Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

                                   Signatures


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      December 11, 2000                         OAKWOOD MORTGAGE
                                                INVESTORS, INC.


                                                By:/s/ Dennis Hazelrigg
                                                   -----------------------------
                                                Name:  Dennis W. Hazelrigg
                                                Title: President

                                INDEX TO EXHIBITS
                                -----------------

      4.1 Amendment No. 1 to Series 1998-C Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      4.2 Amendment No. 1 to Series 1999-E Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.


      4.3 Amendment No. 1 to Series 2000-A Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.

      4.4 Amendment No. 1 to Series 2000-B Pooling and Servicing Agreement, dated as of December 11, 2000, among Oakwood Mortgage Investors, Inc., Oakwood Acceptance Corporation and Chase Manhattan Trust Company, National Association, as trustee.